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                                    FORM 8-K

                            UNITED STATES OF AMERICA

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 CURRENT REPORT

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   Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 10, 1998

                          ONE PRICE CLOTHING STORES, INC.
              (Exact name of registrant as specified in its charter)
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             Delaware                          0-15385                              57-0779028
         (State or other                    (Commission                            (IRS Employer
         jurisdiction of                    File Number)                        Identification Number)
         incorporation
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                                 Highway 290 Commerce Park
                                       Duncan, SC 29334
                   (Address of principal executive offices; zip code)


        Registrant's telephone number, including area code: (864) 433-8888
                ----------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         On June 10, 1998, One Price Clothing Stores, Inc. issued the attached Press Release, which press release is incorporated herein by reference.

         On June 17, 1998, One Price Clothing Stores, Inc. issued the attached Press Release, which press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)       Exhibits

                  99.   Press release dated June 10, 1998

                  99. Press release dated June 17, 1998

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                         ONE PRICE CLOTHING STORES, INC.
                                                     (Registrant)

                                                     By:      /s/ Larry I. Kelley
                                 Larry I. Kelley

                                                     Title:   President and
                                                              Chief Executive Officer

                                                     Date:    June 18, 1998
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 FOR IMMEDIATE RELEASE                                Contact:         Larry I. Kelley
                                                                       President &
                                                                       Chief Executive Officer
                                                                       Telephone: (864) 486-6220
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